EXHIBIT 99.1
JOINT FILER INFORMATION
Other Reporting Person(s)
1. SRB GREENWAY OPPORTUNITY FUND (QP), L.P.

Item	Information
Name:	SRB GREENWAY OPPORTUNITY FUND (QP), L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	SRB Management, L.P.

Date of Event Requiring	August 3, 2010
Statement (Month/Day/Year):

Issuer Name and Ticker or Trading Symbol:	Physicians Formula Holdings, Inc. [FACE]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	SRB Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Steven R. Becker
Name: Steven R. Becker
Title: Managing Member
Date: August 5, 2010

2. SRB GREENWAY OPPORTUNITY FUND, L.P.

Item	Information
Name:	SRB GREENWAY OPPORTUNITY FUND, L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	SRB Management, L.P.

Date of Event Requiring Statement (Month/Day/Year):	August 3, 2010

Issuer Name and Ticker or Trading Symbol:	Physicians Formula Holdings, Inc. [FACE]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	SRB Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Steven R. Becker
Name: Steven R. Becker
Title: Managing Member
Date: August 5, 2010

3. BC ADVISORS, LLC

Item	Information
Name:	BC ADVISORS, LLC

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	SRB Management, L.P.

Date of Event Requiring Statement (Month/Day/Year):	August 3, 2010

Issuer Name and Ticker or Trading Symbol:	Physicians Formula Holdings, Inc. [FACE]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Steven R. Becker Name: Steven R. Becker
Title: Managing Member
Date: August 5, 2010

4. STEVEN R. BECKER

Item	Information
Name:	STEVEN R. BECKER

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	SRB Management, L.P.

Date of Event Requiring Statement (Month/Day/Year):	August 3, 2010

Issuer Name and Ticker or Trading Symbol:	Physicians Formula Holdings, Inc. [FACE]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Steven R. Becker Date: August 5, 2010

5. MATTHEW A. DRAPKIN

Item	Information
Name:	MATTHEW A. DRAPKIN

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	SRB Management, L.P.

Date of Event Requiring Statement (Month/Day/Year):	August 3, 2010

Issuer Name and Ticker or Trading Symbol:	Physicians Formula Holdings, Inc. [FACE]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Matthew A. Drapkin Date: August 5, 2010